                                                                       EXHIBIT 4

         COMMON STOCK                                    COMMON STOCK

            NUMBER                                          SHARES

                           FIRST SHARES BANCORP, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF INDIANA

                                                   CUSIP
                                                        --------------
                                            SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES that


is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01
                                  PER SHARE, OF

                          FIRST SHARES BANCORP, INC.,

transferable on the books of the Corporation in person or by duly-authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation and all amendments thereto, copies of which are on file with the Transfer Agent, to which the holder by acceptance hereby hereby assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile signatures of the duly authorized officers of the Corporation.

                                             Dated:
     PRESIDENT

                                             COUNTERSIGNED AND REGISTERED:
                                                  REGISTRAR AND TRANSFER COMPANY
     SECRETARY                                                    TRANSFER AGENT
                                                                  AND REGISTRAR


                                                            AUTHORIZED SIGNATURE


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     The following abbreviations when used in the instructions on the face of this Certificate shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenant in common             UNIF GIFT MIN ACT -                   Custodian
                                                                    ------------         ------------
                                                                       (Cust)                (Minor)
TEN ENT - as tenants by the entireties                              Under Uniform Gifts to Minors Act

JT TEN -  as joint tenants with right
          of survivorship and not as
          tenants in common                                         ---------------------------------
                                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT


     For value received, ______________________________________ hereby sell(s), assign(s) and transfer(s) unto

  PLEASE INSERT SOCIAL SECURITY OR
 OTHER IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE
                                  OR ASSIGNEE)

________________________________________________________ Preferred Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said
Preferred Shares on the books of the Company with full power of substitution in the premises.

Dated:
      ----------------------------      ----------------------------------------
                                        NOTICE: The signature to the assignment
                                                must correspond with the name as
                                                written upon the face of this
                                                Certificate in every particular,
                                                without alteration or
                                                enlargement or any change
                                                whatever.